UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of Earliest Event Reported): June 24, 2004



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                                 OMI CORPORATION
             (Exact name of Registrant as specified in its charter)

                        Commission File Number 001-14135


        Marshall Islands                                 52-2098714

(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


                              Registrant's Address:
                                One Station Place
                           Stamford, Connecticut 06902
        Registrant's telephone number including area code: (203) 602-6700


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ITEM 5.           OTHER EVENTS

         On June 24, 2004, the Company entered into an underwriting agreement with Goldman, Sachs & Co., as representative of the underwriters set forth therein, for the offering and sale of 9,000,000 shares of common stock of the Company under the Company's shelf Registration Statement on Form S-3 (File No. 333-105195; the "Registration Statement"). On the same date, the Company entered into a separate underwriting agreement with Goldman, Sachs & Co., as representative of the underwriters set forth therein, for the offering and sale of 2,000,000 shares of common stock of the Company under the Company's Registration Statement (such underwriting agreement and the underwriting agreement referred to in the preceding sentence, the "Underwriting Agreements"). The sale of the common stock pursuant to the Underwriting Agreements is scheduled to close on June 29, 2004. In connection with the offering of 9,000,000 shares, the Company has granted the underwriters an option to purchase up to 1,350,000 shares of its common stock based on the same terms and such option is exercisable within 30 days from June 24, 2004. On June 25, 2004, the underwriters purchased 500,000 shares through exercise of such option.

         In addition, in connection with the offering and sale of the common stock in accordance with the Securities Act of 1933, as amended, and the requirements of Form S-3, Fredric S. London, Esq. passed on the validity of the shares for the Company.

         A copy of each of the Underwriting Agreements and the legal opinion from Fredric S. London, Esq. is filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Report on Form 8-K, and is hereby incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         The following exhibits are filed herewith:

EXHIBIT NUMBER       DESCRIPTION
--------------       -----------

      99.1 Underwriting Agreement dated June 24, 2004, between OMI Corporation and Goldman, Sachs & Co., as representative of the underwriters identified therein, with respect to the offer and sale of 9,000,000 shares of common stock.

      99.2 Underwriting Agreement dated June 24, 2004, between OMI Corporation and Goldman, Sachs & Co., as representative of the underwriters identified therein, with respect to the offer

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EXHIBIT NUMBER       DESCRIPTION
--------------       -----------

                     and sale of 2,000,000 shares of common stock.

      99.3 Legal Opinion of Fredric S. London, Esq., as to the validity of the shares of common stock and consent to be named in the Registration Statement on Form S-3 (File No. 333-105195).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 25, 2004                 /s/ Craig H. Stevenson, Jr.
                                     -------------------------------------------
                                     Craig H. Stevenson, Jr., Chairman of the
                                     Board and Chief Executive Officer



Date:  June 25, 2004                 /s/ Kathleen C. Haines
                                     -------------------------------------------
                                     Kathleen C. Haines, Senior Vice President,
                                     Chief Financial Officer and Treasurer

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                                  EXHIBIT INDEX


EXHIBIT NUMBER       DESCRIPTION
--------------       -----------

      99.1 Underwriting Agreement dated June 24, 2004, between OMI Corporation and Goldman, Sachs & Co., as representative of the underwriters identified therein, with respect to the offer and sale of 9,000,000 shares of common stock.

      99.2 Underwriting Agreement dated June 24, 2004, between OMI Corporation and Goldman, Sachs & Co., as representative of the underwriters identified therein, with respect to the offer and sale of 2,000,000 shares of common stock.

      99.3 Legal Opinion of Fredric S. London, Esq., as to the validity of the shares of common stock and consent to be named in the Registration Statement on Form S-3 (File No. 333-105195).


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